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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):    JUNE 20, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                    1-12387                   76-0515284
       (State or Other               (Commission                (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)




500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                         60045
  (Address of Principal Executive Offices)                         (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000










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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On June 20, 2003, Tenneco Automotive Inc. announced the settling of a private offering of $350,000,000 of Senior Secured Notes which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.        Description

99.1               Press release dated June 20, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TENNECO AUTOMOTIVE INC.


Date:    June 23, 2003                      By:  /s/ MARK A. McCOLLUM
                                                --------------------------------
                                                        Mark A. McCollum
                                                    Senior Vice President and
                                                     Chief Financial Officer



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EXHIBIT INDEX

Exhibit
Number           Description

99.1             Press Release dated June 20, 2003.